ASHMORE FUNDS

Supplement dated February 28, 2023 to the Ashmore Funds Prospectus and Statement of

Additional Information, each Dated February 28, 2023

Disclosure Related to the Ashmore Emerging Markets Corporate Income ESG Fund, Ashmore Emerging

Markets Investment Grade Income Fund and Ashmore Emerging Markets Short Duration Select Fund

(the “Funds”)

This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus and Statement of Additional Information of the Funds, each dated February 28, 2023.

Class A Shares and Class C Shares of the Funds are not currently being offered for sale or exchange to any investors.

Investors Should Retain This Supplement for Future Reference